UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report April 7, 2005
                        (Date of earliest event reported)

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-12351                  41-1849591
(State or of incorporation)   (Commission file number)      (IRS Employer
                                                            Identification No.)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)

                                 (952) 525-5020
                        (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events

On April 11, 2005, Metris Companies Inc. (Registrant) announced that the Modified Operating Agreement entered into by Registrant, Direct Merchants Credit Card Bank, N.A. (Registrant's wholly owned subsidiary) and the Office of the Comptroller of the Currency, was amended effective April 7, 2005. The purpose of that amendment was to reduce the minimum amount of capital required to be held by Direct Merchants Bank from $213 million to $100 million.

Item 9.01  Financial Statements and Exhibits

Amendment to the Modified Operating Agreement dated April 7, 2005.

Metris Companies Inc. (Registrant) press release dated April 11, 2005 announcing that the Modified Operating Agreement entered into by Registrant, Direct Merchants Credit Card Bank, N.A. (Registrant's wholly owned subsidiary) and the Office of the Comptroller of the Currency, was amended effective April 7, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRIS COMPANIES INC.


Dated:  April 11, 2005                      By:/s/William A. Houlihan
                                                  William A. Houlihan
                                                  Executive Vice President
                                                     and Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit No.   Description

99.1          Amendment to the Modified Operating Agreement dated April 7, 2005.

99.2          Metris Companies Inc. press release dated April 11, 2005.